EVERGREEN - NATURAL RESOURCES FUND

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PAGE 1
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EVERGREEN NATURAL RESOURCES FUND (FORMERLY KEYSTONE GLOBAL RESOURCES AND
DEVELOPMENT FUND)

Dear Shareholders:

                 It often seems that when international investment diversification makes the most intellectual sense, it makes the least emotional sense.
                   Like many international and global funds, the Evergreen
                 Natural Resources Fund has provided positive returns during the past year. However, the returns for the 12 months that ended on October 31, 1997 were held back by the market setbacks during October when several Asian currencies were devalued and local stock markets suffered severe losses. As a result of both this volatility and the positive investment environment in the United States, most domestic equity funds showed superior returns for the period.
                   It is easy to see why some mutual fund shareholders might
                 question the value of investing in an international or global fund. It just seems more comfortable to be invested in large U.S. companies, which have been the market leaders for the past three years.

(Photo of
WILLIAM M. ENNIS
appears here)
WILLIAM M. ENNIS

THE ADVANTAGES OF DIVERSIFICATION
The answer is simple. Over the longer term, international diversification of part of one's investment portfolio can enhance returns and reduce volatility. The United States stock market has had a wonderful rally for the past three years. However, looking at present prices, many investment professionals see more attractive values in the international markets that have been lagging the U.S. market. In addition, the very large American companies, whose stocks have been the best performers, may be less able to increase their future earnings by the restructuring programs that have been helping them. Meanwhile, companies in Europe and Japan are just getting started in their cost-cutting programs.
  At Evergreen Funds, we encourage you to remain focused on your long-term goals and to remain disciplined in your personal investment strategies. No one can confidently say whether next year's market will follow last year's pattern, or whether trends will reverse themselves so that last year's lagging strategy becomes next year's winning strategy. We can say, however, that the most likely winners in the long run are those who consistently follow long-term investment strategies.

UPCOMING DEVELOPMENTS
In the next few weeks and months, shareholders of Evergreen and Keystone funds will begin to notice some changes. The Evergreen Keystone Funds are becoming the Evergreen Funds. On October 31, 1997 Keystone America Funds adopted the name of Evergreen and in early 1998 the original Keystone Funds will take the Evergreen name.
  We believe that by putting all the funds under the umbrella name of Evergreen Funds we will be creating a simpler and more cohesive image. Importantly, we expect to create substantial cost savings for shareholders as a result of consolidating prospectuses, annual reports, legal registrations and other materials. It also will be easier for you to find all the funds of the Evergreen Family, to which you have exchange privileges, under one heading in newspapers and electronic services.

                                 -- CONTINUED--

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EVERGREEN NATURAL RESOURCES FUND

  What will not change will be our commitment to provide you with the finest investment products and shareholder services possible.
  If you should have any questions about these changes or other issues affecting your investments, we encourage you to consult your financial adviser or call Evergreen Funds at 1-800-343-2898.

Sincerely,

/s/ William M. Ennis
William M. Ennis
MANAGING DIRECTOR

November, 1997

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PAGE 3
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                               A Discussion With
                               Your Fund Manager

                  (Photo of John C. Madden, Jr. appears here)

   JOHN C. MADDEN, JR. IS A VICE PRESIDENT AND SENIOR PORTFOLIO MANAGER OF EVERGREEN NATURAL RESOURCES FUND. A CHARTERED FINANCIAL ANALYST, MR. MADDEN HAS MORE THAN 30 YEARS OF EXPERIENCE IN INVESTMENT RESEARCH AND MANAGEMENT, SPECIALIZING IN PRECIOUS METALS, NATURAL RESOURCES, AND ENERGY. HE HOLDS A B.A. FROM YALE UNIVERSITY.

Q HOW DID THE FUND PERFORM DURING THE YEAR?

A For the twelve-month period which ended October 31, 1997, your Fund produced the following total returns, unadjusted for sales charges:
     Class A shares returned 9.30%.
     Class B shares returned 8.55%.
     Class C shares returned 8.55%.
  The Standard & Poor's 500 Index-- a widely recognized benchmark of stock price performance-- returned 32.10% for the twelve-month period. The Morgan Stanley Capital International World Index, representing the performance of stocks from more than 20 countries including the U.S., returned 17.25% for the twelve-month period.
  We believe your Fund performed reasonably well during a mixed period for natural resources stocks. Growth in energy stocks was relatively strong, but metal prices were disappointing, and this major segment of the Fund underperformed.

Q PLEASE DISCUSS MARKET PERFORMANCE DURING THE TWELVE-MONTH PERIOD.

A It was a positive period for the general stock market, but less favorable for many companies in the natural resources sector. Strong oil prices throughout most of the year benefited oil-related companies, which accounted for more than one-third of your Fund's holdings, but several other sectors underperformed. The biggest negative factors during the year were the disappointing level of metals prices, and the sharp declines in the Southeast Asian markets. Although your Fund had only minimal DIRECT exposure to this region, performance was affected because of significant INDIRECT involvement.

Q PLEASE GIVE AN EXAMPLE.

A Metal producers, both steel and non-ferrous companies, have been affected by the economic problems in the region because these countries have generated much of the demand growth for these materials in recent years. Australian stocks in particular have retreated, since Southeast Asia was a prime market for their output of raw materials. Holdings in some other areas, such as Brazil, have also suffered as the concerns relating to Southeast Asia have spread to other emerging countries.

Q ARE NATURAL RESOURCES INVESTMENTS STILL A GOOD LONG-TERM VALUE?

A Yes, they are. Despite the recent underperformance by this sector, we continue to believe that resource stocks in general, and particularly energy stocks, have a positive long-term outlook and offer a unique way to participate in the economic growth of developing countries. This also continues to be an area which offers good opportunities for broad diversification by industry, company size and country.

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EVERGREEN NATURAL RESOURCES FUND

Q WHAT CHANGES DID YOU MAKE TO THE PORTFOLIO DURING THE PERIOD?

A We made significant adjustments to the allocation of the Fund's holdings during the year, both by sector and by country. We increased the percentage devoted to the resource area to 78% of the portfolio, up from 72% at the start of the period, primarily by expanding our energy exposure. The remaining 22% is allocated to infrastructure stocks. Geographically, your Fund's portfolio held investments representing nine different countries at the end of the period. Over the course of the year, we increased our North American holdings from 42% to 67% of the portfolio, and reduced Latin American and Asian/Pacific exposure almost by half, to 9% and 11% respectively.

ASSET ALLOCATION

(AS PERCENTAGE OF PORTFOLIO ASSETS)

                                       10/31/97    10/31/96
-----------------------------------------------------------
Natural resources and energy stocks        78%         72%
-----------------------------------------------------------
Infrastructure stocks                      22%         28%
-----------------------------------------------------------

Q WHAT TYPES OF STOCKS DOES EVERGREEN NATURAL RESOURCES FUND INVEST IN?

A Your Fund seeks capital growth by investing in companies in the natural resources and energy industries, with secondary emphasis on companies related to infrastructure development. These include companies in the oil and gas industries, base metals, iron, steel and precious metals. Infrastructure stocks, which account for less than 25% of the Fund's portfolio, include such industries as machinery, telecommunications and construction. We believe both types of investments offer strong growth potential because they benefit directly from growing world markets.

Q HOW DO YOU CONTROL THE VOLATILITY ASSOCIATED WITH THESE SECTORS?

A Although these sectors can be volatile, we mitigate a great deal of the volatility through our relatively conservative investment style. Key components of this conservative style include maintaining a portfolio that is well-diversified geographically, and focusing on companies we believe are world leaders in their industries. We monitor your Fund's holdings closely, reallocating assets as needed to take advantage of new opportunities created by changes in world market conditions. We believe this approach provides Fund investors substantial upside potential while limiting downside risk.

Q PLEASE DESCRIBE SOME OF THE FUND'S HOLDINGS.

A Because the resource business is cyclical, we place a strong emphasis on companies with positions of market leadership, companies that are low cost producers of resources or that provide a unique service. In the energy service field, Schlumberger is a prime example. It is the leading wireline service company in the world, providing a range of petroleum exploration, drilling and engineering services unmatched by any other company. This stock has been especially rewarding for the Fund.
  In the mining area, we continue to add to holdings of Alcoa, the leading integrated aluminum producer in the world and the lowest cost producer of aluminum. Alcoa has the largest amount of excess capacity in the industry. We expect good performance from this stock, as this capacity is absorbed over the next two years.

Q WHAT IS YOUR OUTLOOK?

A Developing nations have been responsible for much of the growth in resource demand in recent years, so the economic instability in Southeast Asia is likely to dampen the prospects for natural resources stocks in the near term. However, we do believe that the problems in Southeast Asia can be solved, and that the inherent growth of these areas will resume once the economies are on more solid footing. In this event, resources will again become of critical importance, and the best companies will prove to be rewarding investments. We continue to believe that the energy sector, most notably oil, is the

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PAGE 5
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engine of growth for the world's economies. We will continue to favor this sector, and downplay metals, until market conditions improve.
DIVERSIFICATION BY REGION

AS OF OCTOBER 31, 1997

                                               PERCENTAGE OF
                                              PORTFOLIO ASSETS
North America                                        67%
--------------------------------------------------------------
Latin America                                         9%
--------------------------------------------------------------
Asia/Pacific                                         11%
--------------------------------------------------------------
Europe                                               13%
--------------------------------------------------------------

TOP 10 HOLDINGS

AS OF OCTOBER 31, 1997

                                                     PERCENTAGE OF
STOCK (COUNTRY)                INDUSTRY               NET ASSETS
------------------------------------------------------------------
Diamond Offshore Drilling,     Oil Field Services         6.0%
Inc. (U.S.)
------------------------------------------------------------------
Schlumberger Ltd. (U.S.)       Oil Field Services         5.5%
------------------------------------------------------------------
AGCO Corp. (U.S.)              Chemical &
                               Agricultural
                               Products                   4.0%
------------------------------------------------------------------
Caterpillar, Inc. (U.S.)       Machinery--
                               Diversified                3.9%
------------------------------------------------------------------
Potash Corp. of Saskatchewan,  Chemical &
Inc. (Canada)                  Agricultural
                               Products                   3.9%
------------------------------------------------------------------
BJ Services Co., Inc. (U.S.)   Oil Field Services         3.5%
------------------------------------------------------------------
Tidewater, Inc. (U.S.)         Oil Field Services         3.4%
------------------------------------------------------------------
Woodside Petroleum             Oil/Energy                 3.3%
(Australia)
------------------------------------------------------------------
Aluminum Company of Amercia    Metals & Mining            3.3%
(U.S.)
------------------------------------------------------------------
Alcan Aluminum Ltd. (Canada)   Metals & Mining            3.2%
------------------------------------------------------------------

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PAGE 6
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EVERGREEN NATURAL RESOURCES FUND

                            Growth of an Investment

(Graph appears below with the following information:)

Growth of an investment in
Evergreen National Resources Fund, Class A


         Initial Investment
            (In Thousands)
10/94          $ 9,554
10/95          $ 9,335
10/96          $10,963
10/97          $11,992

A $10,000 investment in Evergreen Natural Resources Fund
Class A made on October 17, 1994 was worth $11,982 on October 31,
1997. Past performance is no guarantee of future results.


HISTORICAL PERFORMANCE            AS OF OCTOBER 31, 1997
                                 CLASS A    CLASS B    CLASS C
--------------------------------------------------------------
CUMULATIVE RETURNS
1-Year w/o Sales Charge            9.30%      8.55%      8.55%
1-Year with Sales Charge           4.10%      3.55%      7.55%
Life of Class                     19.82%     20.10%     23.10%

AVERAGE ANNUAL RETURNS
1-Year w/o Sales Charge            9.30%      8.55%      8.55%
1-Year with Sales Charge           4.10%      3.55%      7.55%
Life of Class                      6.12%      6.20%      7.07%

INTERNATIONAL INVESTING INVOLVES INCREASED RISK AND VOLATILITY.


(Graph appears below with the following information:)

Comparison of a change in value of $10,000 investment in Evergreen Natural Resources Fund, the Standard & Poor's 500
Index and the Morgan Stanley Capital International World Index.

                   10/94        10/95           10/96           10/97
                                     (In Thousands)
Class A Shares   $ 9,554       $ 9,335         $10,964         $11,982
CPI              $10,007       $10,289         $10,596         $10,784
MSIWI            $10,268       $11,051         $12,652         $14,566
S&P 500          $10,208       $12,924         $16,036         $21,184

Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads and fees paid by the shareholder investing in different classes. The Standard & Poor's 500 Stock Index and the Morgan Stanley Capital International World Index are from September 30, 1994.

  Class A, Class B and Class C shares began operations on October 17, 1994. Class A share performance is reported at the current maximum front-end sales charge of 4.75%.
  Class B shares purchased after January 1, 1997 are subject to a contingent deferred sales charge (CDSC) that declines from 5% to 1% over six years after the month purchased. Performance assumes that shares were redeemed after the end of a one-year holding period and reflect the deduction of a 5% CDSC.
  Class C shares are subject to a 1% CDSC for 12 months after the month purchased. Performance assumes that shares were redeemed after the end of a one-year holding period and reflects the deduction of a 1% CDSC.

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PAGE 7
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SCHEDULE OF INVESTMENTS-- OCTOBER 31, 1997

  SHARES                                              VALUE
---------------------------------------------------------------
COMMON STOCKS-- 90.7%
                   AUSTRALIA-- 11.2%
                   FINANCE & INSURANCE-- 0.9%
    600,000   *    First Resources Development
                     Fund**......................  $    187,768
                                                   ------------
                   IRON & STEEL-- 2.0%
     43,787        Broken Hill Proprietary Co.
                     Ltd.........................       434,184
                                                   ------------
                   METALS & MINING-- 2.5%
    102,000        North Ltd.....................       267,415
     80,022        Western Mining Corp. Ltd......       284,191
                                                   ------------
                                                        551,606
                                                   ------------
                   OIL / ENERGY-- 5.8%
    119,800        Santos Ltd....................       550,991
     86,800        Woodside Petroleum............       733,116
                                                   ------------
                                                      1,284,107
                                                   ------------
                   TOTAL AUSTRALIA...............     2,457,665
                                                   ------------
                   CANADA-- 18.6%
                   CHEMICAL & AGRICULTURAL
                   PRODUCTS-- 3.9%
     10,500        Potash Corp. of Saskatchewan,
                     Inc.........................       857,150
                                                   ------------
                   METALS & MINING-- 8.4%
     24,700        Alcan Aluminum Ltd............       701,032
     23,300        Inco Ltd......................       478,264
     25,000   *    Repadre Corp..................       124,171
     31,200        Teck Corp., Class B...........       542,378
                                                   ------------
                                                      1,845,845
                                                   ------------
                   OIL / ENERGY-- 2.9%
     25,100        Canadian Occidental Petroleum
                     Ltd.........................       644,709
                                                   ------------
                   OIL FIELD SERVICES-- 3.4%
     64,600   *    Arakis Energy Corp............       214,997
     30,000   *    Seven Seas Petroleum, Inc.....       526,500
                                                   ------------
                                                        741,497
                                                   ------------
                   TOTAL CANADA..................     4,089,201
                                                   ------------
                   FINLAND-- 1.6%
                   TELECOMMUNICATION SERVICES &
                     EQUIPMENT-- 1.6%
      4,000        Nokia Corp., ADR..............       351,875
                                                   ------------
                   FRANCE-- 4.0%
                   BUILDING PRODUCTS-- 1.1%
      3,900        Lafarge S.A...................       243,672
                                                   ------------
  SHARES                                              VALUE
---------------------------------------------------------------
COMMON STOCKS-- CONTINUED
                   FRANCE-- CONTINUED
                   OIL / ENERGY-- 2.9%
      2,500        Societe Nationale Elf
                     Aquitaine...................  $    309,453
      2,944        Total S.A.....................       326,643
                                                   ------------
                                                        636,096
                                                   ------------
                   TOTAL FRANCE..................       879,768
                                                   ------------
                   MEXICO-- 2.4%
                   METALS & MINING-- 2.4%
    130,000        Industrias Penoles S.A. de
                     C.V.........................       515,504
                                                   ------------
                   PERU-- 1.9%
                   METALS & MINING-- 1.9%
     47,370        Minas Buenaventura............       411,761
                                                   ------------
                   THAILAND-- 0.0%
                   MISCELLANEOUS-- 0.0%
     14,788   *    Siam City Cement, Rights......             0
                                                   ------------
                   UNITED KINGDOM-- 6.0%
                   IRON & STEEL-- 2.3%
    192,000        British Steel PLC.............       508,963
                                                   ------------
                   METALS & MINING-- 2.4%
     41,539        Rio Tinto PLC.................       535,235
                                                   ------------
                   CONGLOMERATES-- 1.3%
    171,000        Lonrho PLC....................       281,158
                                                   ------------
                   TOTAL UNITED KINGDOM..........     1,325,356
                                                   ------------
                   UNITED STATES-- 45.0%
                   BUILDING, CONSTRUCTION & FURNISHINGS-- 1.5%
      8,200        Fluor Corp....................       337,225
                                                   ------------
                   CHEMICAL & AGRICULTURAL PRODUCTS-- 4.0%
     30,600        AGCO Corp.....................       887,400
                                                   ------------
                   FOREST PRODUCTS-- 1.7%
      7,600        Weyerhaeuser Co...............       362,900
                                                   ------------
                   IRON & STEEL-- 2.4%
     10,000        Nucor Corp....................       522,500
                                                   ------------
                   METALS & MINING-- 4.7%
     10,000        Aluminum Company of America...       730,000
     10,000        Homestake Mining Co...........       123,750
      5,000        Newmont Mining Corp...........       175,000
                                                   ------------
                                                      1,028,750
                                                   ------------
                   MACHINERY-- DIVERSIFIED-- 5.7%
     16,800        Caterpillar, Inc..............       861,000
      7,500        Deere & Company...............       394,687
                                                   ------------
                                                      1,255,687
                                                   ------------

PAGE 8
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EVERGREEN NATURAL RESOURCES FUND

SCHEDULE OF INVESTMENTS-- OCTOBER 31, 1997

  SHARES                                              VALUE
---------------------------------------------------------------
COMMON STOCKS-- CONTINUED
                   UNITED STATES-- CONTINUED
                   OIL / ENERGY-- 3.6%
      5,000        Texaco, Inc...................  $    284,688
     12,000        Unocal Corp...................       495,000
                                                   ------------
                                                        779,688
                                                   ------------
                   OIL FIELD SERVICES-- 21.4%
      9,000   *    BJ Services Co., Inc..........       762,750
     21,000        Diamond Offshore Drilling,
                     Inc.........................     1,307,250
     11,000        Halliburton Co................       655,875
     13,800        Schlumberger Ltd..............     1,207,500
     11,500        Tidewater, Inc................       755,406
                                                   ------------
                                                      4,688,781
                                                   ------------
                   TOTAL UNITED STATES...........     9,862,931
                                                   ------------
                   TOTAL COMMON STOCKS
                     (COST-- $15,634,293)........    19,894,061
                                                   ------------
PREFERRED STOCKS-- 4.7%
                   BRAZIL-- 4.7%
                   IRON & STEEL-- 3.4%
  5,970,000   *    Caemi Mineracao E Metalurgia
                     SA..........................       289,714
     23,588        Vale do Rio Doce Navegacao
                     S.A.........................       455,734
                                                   ------------
                                                        745,448
                                                   ------------

  SHARES                                              VALUE
---------------------------------------------------------------

PREFERRED STOCKS-- CONTINUED

                   BRAZIL-- CONTINUED
                   OIL/ENERGY-- 1.3%
  1,580,000        Petrol Brasileiros............  $    293,800
                                                   ------------
                   TOTAL BRAZIL..................     1,039,248
                                                   ------------
                   TOTAL PREFERRED STOCKS
                   (COST-- $1,020,341)...........     1,039,248
                                                   ------------
PUT OPTIONS PURCHASED-- 0.0%
                   AUSTRALIA-- 0.0%
    600,000   *    First Resources Development
                     Fund, options, expire
                     December 1997**.............         5,907
                                                   ------------

                   TOTAL PUT OPTIONS PURCHASED
                   (COST-- $0)......................        5,907
                                                      -----------
CONVERTIBLE DEBENTURES-- 0.0%
                   BRAZIL-- 0.0%
     23,588   *    Vale do Rio Doce                             0
                     Navegacao S.A.**.....
                                                      -----------
                   TOTAL CONVERTIBLE
                     DEBENTURES
                     (COST-- $0)..........                      0
                                                      -----------
TOTAL INVESTMENTS--
  (COST $16,654,634)......................     95.4%   20,939,216
OTHER ASSETS AND
  LIABILITIES-- NET.......................      4.6%      999,302
                                            --------  -----------
NET ASSETS................................      100%  $21,938,518
                                            --------  -----------

 * Non-income producing securities.
** Illiquid securities. The total market value of these illiquid securities at
   October 31, 1997 is $193,675 (0.01%).
ADR American Depository Receipts.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Forward Foreign Currency Exchange Contracts to Buy:
                                                                                                               UNREALIZED
      EXCHANGE                                                             U.S. VALUE AT      IN EXCHANGE     APPRECIATION
        DATE           CONTRACTS TO RECEIVE                               OCTOBER 31, 1997    FOR U.S. $     (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------------------
11/3/97                2,560,355 French Franc                                $  443,948       $  445,822       $   (1,874)

Forward Foreign Currency Exchange Contracts to Sell:
                       CONTRACTS TO DELIVER
---------------------------------------------------------------------------------------------------------------------------
1/8/98                 3,182,576 Australian Dollar                           $2,241,903       $2,308,800       $   66,897
11/5/97                339,485 Australian Dollar                                238,743          241,102            2,359
11/5/97                602,945 Australian Dollar                                424,021          428,332            4,311
11/5/97                317,643 Brazilian Real                                   288,125          287,460             (665)
11/3/97                2,560,355 French Franc                                   443,948          416,000          (27,948)
2/3/98                 2,799,223 French Franc                                   487,950          490,000            2,050

SEE NOTES TO FINANCIAL STATEMENTS.

PAGE 9
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FINANCIAL HIGHLIGHTS-- CLASS A SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                            YEAR ENDED        OCTOBER 7, 1994
                                                                    SEVEN-MONTH             MARCH 31,         (COMMENCEMENT OF
                                                                    PERIOD ENDED        ------------------     OPERATIONS) TO
                                                                OCTOBER 31, 1997 (D)     1997       1996       MARCH 31, 1995
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE BEGINNING OF PERIOD                                   $  12.11          $ 10.74    $  9.02         $10.00
------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                              0.03            (0.04)     (0.04)             0(b)
Net realized and unrealized gain (loss) on investments and
  foreign currency related transactions                                   0.44             1.41       1.76          (0.98)
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                          0.47             1.37       1.72          (0.98)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE END OF PERIOD                                         $  12.58          $ 12.11    $ 10.74         $ 9.02
------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(A)                                                           3.88%           12.76%     19.07%         (9.80%)
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total Expenses                                                          2.01%(c)         2.40%      2.38%          2.77%(c)
  Total Expenses excluding indirectly paid expenses                       2.01%(c)         2.39%      2.37%           N/A
  Net investment income (loss)                                            0.02%(c)        (0.45%)    (0.41%)        (0.07%)(c)
PORTFOLIO TURNOVER RATE                                                     13%              39%        40%            13%
AVERAGE COMMISSION RATE PAID                                          $ 0.0057          $0.0023    $0.0025            N/A
NET ASSETS, END OF PERIOD (THOUSANDS)                                 $  3,890          $ 4,462    $ 4,574         $4,890
------------------------------------------------------------------------------------------------------------------------------

(a) Excluding applicable sales charges.
(b) Represents less than $0.01 per share.
(c) Annualized.
(d) The Fund changed its fiscal year end from March 31 to October 31, effective October 31, 1997.

FINANCIAL HIGHLIGHTS-- CLASS B SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                             YEAR ENDED        OCTOBER 7, 1994
                                                                     SEVEN-MONTH             MARCH 31,         (COMMENCEMENT OF
                                                                     PERIOD ENDED        ------------------     OPERATIONS) TO
                                                                 OCTOBER 31, 1997 (C)     1997       1996       MARCH 31, 1995
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE BEGINNING OF PERIOD                                    $  11.89          $ 10.62    $  8.99         $10.00
-------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss                                                       (0.07)           (0.14)     (0.13)         (0.03)
Net realized and unrealized gain (loss) on investments and
  foreign currency related transactions                                    0.49             1.41       1.76          (0.98)
-------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                           0.42             1.27       1.63          (1.01)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE END OF PERIOD                                          $  12.31          $ 11.89    $ 10.62         $ 8.99
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(A)                                                            3.53%           11.96%     18.13%        (10.10%)
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total Expenses                                                           2.79%(b)         3.16%      3.13%          3.55%(b)
  Total Expenses excluding indirectly paid expenses                        2.78%(b)         3.15%      3.12%           N/A
  Net investment loss                                                     (0.77%)(b)       (1.22%)    (1.16%)        (0.80%)(b)
PORTFOLIO TURNOVER RATE                                                      13%              39%        40%            13%
AVERAGE COMMISSION RATE PAID                                           $ 0.0057          $0.0023    $0.0025            N/A
NET ASSETS, END OF PERIOD (THOUSANDS)                                  $ 15,333          $17,208    $15,161         $4,688
-------------------------------------------------------------------------------------------------------------------------------

(a) Excluding applicable sales charges.
(b) Annualized.
(c) The Fund changed its fiscal year end from March 31 to October 31, effective October 31, 1997.

SEE NOTES TO FINANCIAL STATEMENTS.

PAGE 10
---------------------------------------------------------
EVERGREEN NATURAL RESOURCES FUND

FINANCIAL HIGHLIGHTS-- CLASS C SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                             YEAR ENDED        OCTOBER 7, 1994
                                                                     SEVEN-MONTH             MARCH 31,         (COMMENCEMENT OF
                                                                     PERIOD ENDED        ------------------     OPERATIONS) TO
                                                                 OCTOBER 31, 1997 (C)     1997       1996       MARCH 31, 1995
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE BEGINNING OF PERIOD                                    $  11.89          $ 10.62    $  8.99         $10.00
-------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss                                                       (0.13)           (0.10)     (0.10)         (0.03)
Net realized and unrealized gain (loss) on investments and
  foreign currency related transactions                                    0.55             1.37       1.73          (0.98)
-------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                           0.42             1.27       1.63          (1.01)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE END OF PERIOD                                          $  12.31          $ 11.89    $ 10.62         $ 8.99
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(A)                                                            3.53%           11.96%     18.13%        (10.10%)
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total Expenses                                                           2.79%(b)         3.13%      3.13%          3.51%(b)
  Total Expenses excluding indirectly paid expenses                        2.79%(b)         3.12%      3.12%           N/A
  Net investment loss                                                     (0.80%)(b)       (1.27%)    (1.16%)        (0.93%)(b)
PORTFOLIO TURNOVER RATE                                                      13%              39%        40%            13%
AVERAGE COMMISSION RATE PAID                                           $ 0.0057          $0.0023    $0.0025            N/A
NET ASSETS, END OF PERIOD (THOUSANDS)                                  $  2,716          $ 4,567    $ 2,023         $1,393
-------------------------------------------------------------------------------------------------------------------------------

(a) Excluding applicable sales charges.
(b) Annualized.
(c) The Fund changed its fiscal year end from March 31 to October 31, effective October 31, 1997.

SEE NOTES TO FINANCIAL STATEMENTS.

PAGE 11
---------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1997

------------------------------------------------------------
ASSETS
 Investments at value (identified
   cost-- $16,654,634)                           $20,939,216
 Foreign currency holdings (identified
   cost-- $50)                                            45
 Receivable for investments sold                   1,467,939
 Unrealized appreciation on forward foreign
   currency exchange contracts                        75,617
 Dividends receivable                                 52,937
 Receivable for Fund shares sold                      32,256
 Deferred organization expense                        12,621
 Foreign tax reclaim receivable                       11,651
 Prepaid expenses and other assets                    41,824
------------------------------------------------------------
   Total assets                                   22,634,106
------------------------------------------------------------
LIABILITIES
 Due to custodian                                    301,897
 Payable for investments purchased                   258,525
 Payable for Fund shares redeemed                     52,389
 Unrealized depreciation on forward foreign
   currency exchange contracts                        30,487
 Due to related parties                               22,712
 Accrued expenses and other liabilities               29,578
------------------------------------------------------------
   Total liabilities                                 695,588
------------------------------------------------------------
NET ASSETS                                       $21,938,518
------------------------------------------------------------
NET ASSETS REPRESENTED BY
 Paid-in-capital                                 $15,306,635
 Undistributed net investment income                 174,638
 Accumulated net realized gain on investments
   and foreign currency related transactions       2,134,646
 Net unrealized appreciation on investments and
   foreign currency related transactions           4,322,599
------------------------------------------------------------
   Total net assets                              $21,938,518
------------------------------------------------------------
NET ASSET VALUE
 Class A Shares
   Net assets of ($3,890,106 / 309,171 shares
     outstanding)                                $     12.58
     Offering price (based on sales charge of
       4.75%)                                    $     13.21
 Class B Shares
   Net assets of ($15,332,633 / 1,245,625
     shares outstanding)                         $     12.31
 Class C Shares
   Net assets of ($2,715,779 / 220,686 shares
     outstanding)                                $     12.31
------------------------------------------------------------

STATEMENTS OF OPERATIONS

                                SEVEN-MONTH        YEAR ENDED
                               PERIOD ENDED        MARCH 31,
                             OCTOBER 31, 1997         1997
-------------------------------------------------------------
INVESTMENT INCOME
 Dividends (net of
   foreign withholding
   tax of $24,953 and
   $33,367, respectively)       $   306,683        $ 426,023
 Interest                             9,204           41,483
-------------------------------------------------------------
   Total income                     315,887          467,506
-------------------------------------------------------------
EXPENSES
 Management fee                 $   157,633        $ 243,022
 Distribution Plan
   expenses                         137,431          206,046
 Transfer agent fees                 40,371           86,335
 Printing                            28,476           30,507
 Custodian fees                      22,173           46,864
 Professional fees                   18,074           56,400
 Amortization of
   organization expense               8,297           13,158
 Registration fees                    4,489           44,810
 Trustees fees                          958                0
 Other                                1,318            5,392
-------------------------------------------------------------
   Total expenses                   419,220          732,534
 Less: Indirectly paid
   expenses                          (1,263)          (3,073 )
-------------------------------------------------------------
   Net expenses                     417,957          729,461
-------------------------------------------------------------
 Net investment loss               (102,070)        (261,955 )
-------------------------------------------------------------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS AND
 FOREIGN CURRENCY RELATED
 TRANSACTIONS
 Net realized gain on
   investments                    2,072,162        1,236,594
 Net realized gain (loss)
   on foreign currency
   related transactions               7,794         (140,097 )
-------------------------------------------------------------
 Net realized gain on
   investments and
   foreign currency
   related transactions           2,079,956        1,096,497
-------------------------------------------------------------
 Net change in unrealized
   appreciation
   (depreciation) on
   investments and
   foreign currency
   related transactions            (835,993)       1,919,418
-------------------------------------------------------------
 Net realized and
   unrealized gain on
   investments and
   foreign currency
   related transactions           1,243,963        3,015,915
-------------------------------------------------------------
 Net increase in net
   assets resulting from
   operations                   $ 1,141,893        $2,753,960
-------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

PAGE 12
---------------------------------------------------------
EVERGREEN NATURAL RESOURCES FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                                            SEVEN-MONTH          YEAR ENDED MARCH 31,
                                                                            PERIOD ENDED      --------------------------
                                                                          OCTOBER 31, 1997       1997           1996
------------------------------------------------------------------------------------------------------------------------
OPERATIONS
  Net investment loss                                                       $   (102,070)     $  (261,955)   $  (217,769)
  Net realized gain on investments and foreign currency related
     transactions                                                              2,079,956        1,096,497        131,912
  Net change in unrealized appreciation (depreciation) on investments
     and foreign currency related transactions                                  (835,993)       1,919,418      3,775,333
------------------------------------------------------------------------------------------------------------------------
     Net increase in net assets resulting from operations                      1,141,893        2,753,960      3,689,476
------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold                                                    1,626,365        9,241,182      4,446,012
  Payments for shares redeemed                                                (7,066,862)      (7,515,475)    (7,348,506)
------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets resulting from capital share
       transactions                                                           (5,440,497)       1,725,707     (2,902,494)
------------------------------------------------------------------------------------------------------------------------
       Total increase (decrease) in net assets                                (4,298,604)       4,479,667        786,982
------------------------------------------------------------------------------------------------------------------------
NET ASSETS
  Beginning of period                                                         26,237,122       21,757,455     20,970,473
------------------------------------------------------------------------------------------------------------------------
  End of period [including undistributed net investment income and
     (accumulated net investment loss) as follows:
     October 31, 1997-- $174,638
     March 31, 1997-- ($33,055)
     March 31, 1996-- $3,718]                                               $ 21,938,518      $26,237,122    $21,757,455
------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

PAGE 13
---------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES

Evergreen Natural Resources Fund, formerly Keystone Global Resources and Development Fund, (the "Fund") is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company.
  The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B and C shares are sold without a front-end sales charge, but pay a higher ongoing distribution fee than Class A. Class B shares are sold subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class B shares purchased after January 1, 1997 will automatically convert to Class A shares after seven years. Class B shares purchased prior to January 1, 1997 retain their existing conversion rights. Class C shares are sold subject to a contingent deferred sales charge payable on shares redeemed within one year after the month of purchase.
  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

A. VALUATION OF SECURITIES

The Fund values investments traded on an established exchange on the basis of the last sales price on the exchange where primarily traded. The Fund values securities traded in the over-the-counter market at the mean between the bid and asked prices. Securities for which market quotations are not readily available, including restricted securities, are valued at fair value as determined in good faith according to procedures established by the Board of Trustees.
  Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value.

B. REPURCHASE AGREEMENTS

The Fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by the custodian on the Fund's behalf. The Fund monitors the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. The Fund will only enter into repurchase agreements with banks and other financial institutions which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.
  Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with certain other funds managed by Keystone Investment Management Company ("Keystone"), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are fully collateralized by U.S. Treasury and/or federal agency obligations.

C. FOREIGN CURRENCY

The books and records of the Fund are maintained in United States ("U.S.") dollars. Foreign currency amounts are translated into U.S. dollars as follows: market value of investments, assets and liabilities at the daily rate of exchange; purchases and sales of investments, income and expenses at the rate of exchange prevailing on the respective dates of such transactions. Net unrealized foreign exchange gain (loss) resulting from changes in foreign currency exchange rates is a component of net unrealized appreciation (depreciation) on investments and foreign currency related transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses

PAGE 14
---------------------------------------------------------
EVERGREEN NATURAL RESOURCES FUND

between trade date and settlement date on investment securities transactions, foreign currency related transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received and is included in realized gain (loss) on foreign currency related transactions. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain (loss) on foreign currency related transactions.

D. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

The Fund may enter into forward foreign currency exchange contracts ("forward contracts") to settle portfolio purchases and sales of securities denominated in a foreign currency and to hedge certain foreign currency assets or liabilities. Forward contracts are recorded at the forward rate and are marked-to-market daily. Realized gains and losses arising from such transactions are included in net realized gain (loss) on foreign currency related transactions. The Fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract and is subject to the credit risk that the other party will not fulfill their obligations under the contract. Forward contracts involve elements of market risk in excess of the amount reflected in the statement of assets and liabilities.

E. SECURITY TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date thereafter when the Fund is made aware of the dividend. Foreign income may be subject to foreign withholding taxes which are accrued as applicable. Capital gains realized on some foreign securities are subject to foreign taxes which are accrued as applicable.

F. FEDERAL TAXES

The Fund has qualified and intends to qualify in the future as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). Thus, the Fund will not incur any federal income tax liability since it is expected to distribute all of its net investment company taxable income and net taxable capital gains, if any, to its shareholders. The Fund also intends to avoid any excise tax liability by making the required distributions under the Code. Accordingly, no provision for federal taxes is required.

G. DISTRIBUTIONS

The Fund distributes net investment income and net capital gains, if any, at least annually. Distributions to shareholders are recorded at the close of business on the ex-dividend date.
  Income and capital gains distributions to shareholders are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. The significant differences between financial statement amounts available for distributions and distributions made in accordance with income tax regulations are primarily due to differing treatment of gains and losses from foreign currency transactions generated by the Fund.

H. CLASS ALLOCATIONS

Income, expenses (other than class specific expenses) and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Currently, class specific expenses are limited to expenses incurred under the Distribution Plans for each class.

I. ORGANIZATION Expenses

Organization expenses are amortized to operations over a five-year period on a straight-line basis. In the event any of the initial shares of the Funds are redeemed by any

PAGE 15
---------------------------------------------------------

holder during the five-year amortization period, redemption proceeds will be reduced by any unamortized organization expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of the redemption.

2. CAPITAL SHARE TRANSACTIONS
The Fund has an unlimited number of shares of beneficial interest with no par value authorized. Shares of beneficial interest of the Fund are currently divided into Class A, Class B, and Class C. Transactions in shares of the Fund were as follows:

                                                                                       YEAR ENDED MARCH 31,
                                               SEVEN-MONTH PERIOD       --------------------------------------------------
                                                      ENDED
                                                OCTOBER 31, 1997                 1997                       1996
                                             -----------------------    -----------------------    -----------------------
CLASS A                                       SHARES       AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Shares sold                                    20,364    $   257,582      99,899    $ 1,149,694     114,080    $ 1,145,130
Shares redeemed                               (79,574)    (1,059,272)   (157,432)    (1,830,659)   (230,445)    (2,328,932)
--------------------------------------------------------------------------------------------------------------------------
Net decrease                                  (59,210)      (801,690)    (57,533)      (680,965)   (116,365)    (1,183,802)
--------------------------------------------------------------------------------------------------------------------------
CLASS B
--------------------------------------------------------------------------------------------------------------------------
Shares sold                                    78,508      1,020,278     391,020      4,494,545     263,001      2,628,135
Shares redeemed                              (279,700)    (3,612,501)   (371,723)    (4,250,880)   (469,950)    (4,711,542)
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                      (201,192)    (2,592,223)     19,297        243,665    (206,949)    (2,083,407)
--------------------------------------------------------------------------------------------------------------------------
CLASS C
--------------------------------------------------------------------------------------------------------------------------
Shares sold                                    27,528        348,505     317,784      3,596,943      65,799        672,747
Shares redeemed                              (190,823)    (2,395,089)   (124,231)    (1,433,936)    (30,391)      (308,032)
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                      (163,295)    (2,046,584)    193,553      2,163,007      35,408        364,715
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) resulting from
  Fund share activity                        (423,697)   $(5,440,497)    155,317    $ 1,725,707    (287,906)   $(2,902,494)
--------------------------------------------------------------------------------------------------------------------------

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities and foreign cash) for the seven-month period ended October 31, 1997 were $3,200,008 and $8,903,057, respectively. On October 31, 1997, the cost of investments for federal income tax purposes was $16,654,634, gross unrealized appreciation of investments was $5,791,687 and gross unrealized depreciation of investments was $1,507,105 resulting in net unrealized appreciation of $4,284,582 for federal income tax purposes.

4. DISTRIBUTION PLANS

Evergreen Distributors, Inc. ("EDI"), formerly Evergreen Keystone Distributors, Inc., a wholly-owned subsidiary of The BISYS Group, Inc. ("BISYS") serves as principal underwriter to the Fund. Prior to December 11, 1996, Evergreen Investment Service, Inc. ("EIS"), formerly Evergreen Keystone Investment Services, Inc. ("EKIS"), a wholly-owned subsidiary of Keystone, served as the Fund's principal underwriter.
  The Fund has adopted Distribution Plans for each class of shares, as allowed by Rule 12b-1 of the 1940 Act. Distribution Plans permit the Fund to reimburse its principal underwriter for costs related to selling shares of the Fund and for various other services. These costs, which consist primarily of commissions and services fees to broker-dealers who sell shares of the fund, are paid by shareholders through expenses called "Distribution Plan expenses". Each class, currently pays a service fee equal to 0.25% of the average daily net asset of the class. Class B and Class C also presently pay distribution fees equal to 0.75% of the average daily net assets of the class. Distribution Plan expenses are calculated daily and paid monthly.

PAGE 16
---------------------------------------------------------
EVERGREEN NATURAL RESOURCES FUND

  During the seven months ended October 31, 1997, amounts paid to EDI pursuant to each Fund's Class A, Class B and Class C Distribution Plans were $5,959, $102,986, and $28,486, respectively. During the year ended March 31, 1997, amounts paid to EDI and/or EIS pursuant to each Fund's Class A, Class B and Class C Distribution Plans were $11,027, $162,397, and $32,622, respectively.
  EDI intends to seek full payment of such distribution costs from the Fund at such time in the future as, and to the extent that, payment thereof by the Class B or Class C shares would be within permitted limits.
  With respect to Class B and Class C shares, the principal underwriter may pay distribution costs greater than the allowable annual amounts the Fund is permitted to pay. The Fund may reimburse the principal underwriter for such excess amounts in later years with annual interest at the prime rate plus 1.00%.
  Each of the Distribution Plans may be terminated at any time by vote of the Independent Trustees or by vote of a majority of the outstanding voting shares of the respective class. However, after the termination of any Distribution Plan, and subject to the discretion of the Independent Trustees, payments to EIS and/or EDI may continue as compensation for services which had been provided while the Distribution Plan was in effect.

5. INVESTMENT ADVISORY AGREEMENT AND
OTHER AFFILIATED TRANSACTIONS

Keystone, a subsidiary of First Union Corporation
("First Union"), is the investment advisor for the Fund. In return for providing investment management and administrative services to the Fund, the Fund pays Keystone a management fee, calculated daily and paid monthly, at an annual rate of 1.00% of the average daily net asset value of the Fund. Keystone has entered into a Sub-Investment Advisory Agreement with Equitilink International Management Limited ("EIML"), under which EIML provides Keystone with investment research and advice and may provide investment supervision or furnish an investment program for certain assets of the Fund. For its services, EIML receives from Keystone a monthly fee equal to (1) 20% of Keystone's net fee for such month for services rendered in a non-discretionary capacity, plus (2) 10% of Keystone's net fee for such month for services rendered in a discretionary capacity.
  During the seven months ended October 31, 1997, the Fund paid or accrued $894 to Keystone for certain administrative services.
  Evergreen Service Company ("ESC"), formerly Evergreen Keystone Service Company ("EKSC"), a wholly-owned subsidiary of Keystone, serves as the transfer and dividend disbursing agent for the Fund.
  BISYS Fund Services, Inc., an affiliate of EDI, serves as the Fund's sub-administrator. As sub-administrator, BISYS Fund Services, Inc. provides the officers of the Fund. For this service, BISYS Fund Services, Inc. is paid a fee by Keystone, which is not a Fund expense. Officers of the Fund and affiliated Trustees receive no compensation directly from the Fund.

6. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an expense offset arrangement with its custodian. The assets deposited with the custodian under this expense offset arrangement could have been invested in income-producing assets.

7. DISTRIBUTION TO SHAREHOLDERS

A capital gain distribution of $1.25 per share was declared payable on November 24, 1997 to shareholders of record November 20, 1997 for all classes of shares. This distribution is comprised of long-term capital gains of $1.09 and short-term capital gains of $0.16 per share. A distribution from net investment income of $0.13 was declared payable on November 24, 1997 to shareholders of record November 20, 1997 for all classes of shares. These distributions are not reflected in the accompanying financial statements.

PAGE 17
---------------------------------------------------------

INDEPENDENT AUDITORS' REPORT

THE TRUSTEES AND SHAREHOLDERS
EVERGREEN NATURAL RESOURCES FUND

We have audited the accompanying statement of assets and liabilities of Evergreen Natural Resources Fund, (formerly Keystone Global Resources and Development Fund) including the schedule of investments, as of October 31, 1997, and the related statements of operations for the seven-month period then ended and the year ended March 31, 1997, the statements of changes in net assets for the seven-month period ended October 31, 1997 and each of the years in the two-year period ended March 31, 1997 and the financial highlights for the seven-month period ended October 31, 1997 and each of the years in the two-year period ended March 31, 1997 and the period from October 7, 1994 (Commencement of Operations) to March 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Evergreen Natural Resources Fund as of October 31, 1997, the results of its operations for the seven-month period then ended and the year ended March 31, 1997, the changes in its net assets for the seven-month period ended October 31, 1997 and for each of the years in the two-year period ended March 31, 1997 and the financial highlights for each of the years or periods specified in the first paragraph above in conformity with generally accepted accounting principles.

                                          KPMG Peat Marwick LLP

Boston, Massachusetts
November 26, 1997

(This Page Left Blank Intentionally)

(This Page Left Blank Intentionally)

This report was prepared primarily for the information of the Fund's shareholders. It is authorized for distribution if preceded or accompanied by the Fund's current prospectus. The prospectus contains important information about the Fund including fees and expenses. Read it carefully before you invest or send money. For a free prospectus on other Evergreen Funds, contact your financial adviser or call Evergreen Funds.

       NOT
      FDIC         MAY LOSE VALUE
     INSURED       NO BANK GUARANTEE

EVERGREEN DISTRIBUTOR, INC.

Evergreen is a Service Mark of Evergreen
Investment Services, Inc. Copyright 1997.

542304

                                 (recycle logo)

                                   EVERGREEN
                          (Photo Exists in Film ONLY.
                               Will See on Dylux)
                                     NATURAL
                                   RESOURCES
                                      FUND
           (FORMERLY KEYSTONE GLOBAL RESOURCES AND DEVELOPMENT FUND)

                         (Evergreen logo appears here)

                                 ANNUAL REPORT
                                OCTOBER 31, 1997